AFL-CIO HOUSING INVESTMENT TRUST

INVESTOR

LABOR'S INVESTMENT CAPITAL AT WORK • SECOND EDITION 2012

Creating More Jobs with Nine New Projects



Pension capital invested by the HIT is keeping union construction workers busy from coast to coast. Shown here are workers at Milwaukee's $56.7 million Moderne development, one of 23 projects currently under construction or preparing to start up with HIT financing.

Nine new projects in the first half of this year have added another 1,462 union construction jobs to the HIT's Construction Jobs Initiative, putting the HIT closer to its goal of creating 15,000 union construction jobs by the end of 2012. With these new investments, more than 13,500 union jobs have been generated by the HIT and its subsidiary, Building America, since the Construction Jobs Initiative began in 2009.

The Construction Jobs Initiative is putting thousands of union construction workers back on the job while fueling economic recovery in America's communities. In all, the initiative has financed 46 projects in 25 cities, producing over 14,000 housing or healthcare units, 77% of which are affordable. The HIT has invested over $1.1 billion of its capital, and Building America has provided over $26 million of New Markets Tax Credits, to leverage a combined $2.4 billion of development for these projects.

GREEN JOBS INITIATIVE

With its commitment to create green jobs, the HIT's 2012 commitments include $121.8 million to help reduce the environmental impact of seven older housing developments through energy-saving retrofit work.

The financing of these seven retrofit projects – located in Illinois, Massachusetts, Minnesota, Missouri, and Ohio – is part of the HIT's Green Jobs Initiative, which supports the AFL-CIO's commitment to green construction jobs and environmental sustainability. In addition, the HIT and its subsidiary, Building America, recently provided financing for two separate new construction projects that meet LEED standards. The HIT describes its support of these projects in its Green Jobs Report, published earlier this year and available on its website, www.aflcio-hit.com.

Altogether under the Green Jobs Initiative, the HIT has invested more than $834 million and Building America has provided over $26 million of New Markets Tax Credits for a total of 33 sustainable projects. These investments have leveraged over $2 billion of total development and created over 10,900 union construction jobs. With a strong and growing pipeline of job-generating energy retrofit and LEED-certified projects, the HIT plans to continue to generate jobs, housing, and energy efficiency for American workers, families, and communities.

Breaking Ground on Community Revitalization



225 Centre Street, Boston: (from left) MassHousing Executive Director Thomas Gleason; Community Builders President and CEO Bart Mitchell; HIT's Tom O'Malley; and State Representative Jeffery Sanchez.



Paseo Verde, Philadelphia: Philadelphia Mayor Michael A. Nutter was joined by city, business, and community representatives for the groundbreaking at the project site adjacent to the Temple University Train Station.

With shovels in the dirt, two key community redevelopment projects, **Paseo Verde** in Philadelphia and **225 Centre Street** in Boston, officially got underway. The HIT is investing $10 million in 225 Centre Street, while its subsidiary, Building America, is providing $5.5 million of New Markets Tax Credits for that project and another $5 million for Paseo Verde. Together the projects represent over $101 million of development activity in two under-served neighborhoods. They will generate over 600 union construction jobs. In addition, the office and retail space in the new developments will bring employers and job opportunities to these high-unemployment communities.

Building America Brings High Tech Development to Holyoke, MA



The 90,300-square-foot center will house a cluster of powerful computers.



Topping out celebration.

Building America, HIT's subsidiary, has allocated $5.6 million in New Markets Tax Credits for construction of the **Massachusetts Green High Performance Computing Center**, which will provide state-of-the-art computational services to university and industry researchers. The project is expected to fuel the state's innovation economy while serving as a catalyst for investment in the economically distressed city of Holyoke, in western Massachusetts. The $89 million, LEED-certified center will generate approximately 535 union construction jobs and 350 additional jobs in the community.

"We are very excited to be involved in developing this world-class computing center, which will benefit the local community, greater Holyoke, and the Commonwealth of Massachusetts," said Eric W. Price, CEO of Building America and Executive Vice President of the HIT. "Not only will it have a positive impact on employment, economic growth, and the environment, but it will also help Massachusetts maintain its position as a national leader in scientific research and innovation."

The center will also dedicate space to community education and outreach activities.

Midwest Housing, Green Jobs

Yorkdale Terrace Townhomes

Edina, MN

The HIT is working with the Minnesota Housing Finance Agency to maintain affordability and finance the $17.2 million rehabilitation of the Yorkdale Terrace Townhomes near Minneapolis. The project will make repairs and upgrades to the aging Section 8 housing, including green retrofit work and construction of a new community building. The HIT's $4.2 million investment will help create over 135 union construction jobs.

"The union pension capital invested by the HIT is helping us assure that the 90 families living at Yorkdale Terrace will continue to have a quality, affordable place to call home," said Mary Tingerthal, Minnesota Housing Commissioner.

Mayfield Manor Apartments

Canton, OH

The HIT's $10 million investment will help preserve affordable senior housing at the Mayfield Manor Apartments – a community developed in the 1980s by the National Steelworkers Oldtimers Community Urban Redevelopment Company of Canton. The $14.3 million project will rehabilitate the oldest of three buildings and keep the 144 Section 8 rental units affordable for 20 more years. Work includes energy-conserving retrofits and will generate 100 union jobs. Mayfield Manor is managed by the Elderly Housing Development and Operations Corporation.

"The American labor movement has a tradition of caring for retirees and seniors, and Mayfield Manor exemplifies this core value."

— **Michael McElfresh**, President, East Central Ohio Building and Construction Trades Council



ON THE JOB IN SAN FRANCISCO

A roofer at work on the 333 Harrison project

CELEBRATING QUALITY HEALTHCARE IN NEW YORK, OREGON



Opening of Elizabeth Seton Pediatric Center, Yonkers, NY, with two of the young patients.

Two state-of-the-art healthcare facilities recently opened their doors thanks to $122 million in combined financing from the HIT. The $116 million **Elizabeth Seton Pediatric Center** in Yonkers, NY, has many innovative features to better serve medically fragile children. In Coquille, OR, a $30 million hospital addition allows the **Coquille Valley Hospital** to expand and improve outpatient and emergency services for area residents. Together, the two healthcare projects represent a combined $145 million of development and created more than 1,025 union construction jobs.



Coquille Valley Hospital is serving patients at its expanded facilities.



Honoring Union Workers – *The men and women who are building the HIT-financed 333 Harrison project in San Francisco were recognized at a special lunch at the worksite, sponsored by the HIT and the San Francisco BCTC.*

HIT Performance Beats Benchmark

The HIT's gross and net returns topped the Barclays Capital Aggregate Bond Index for the year-to-date, 1-, and 5-year periods ending May 31, 2012, and its gross return exceeded the index for the 10-year period. Investors have demonstrated continuing confidence in the HIT, providing $208 million in capital during the first five months of 2012 – the largest amount for this period since 2007. This included $150 million of new investments and $58 million of reinvested earnings, a 90% reinvestment rate. The HIT gained 18 new investors in 2011 and another five during the first five months of 2012. The HIT continues to seek new capital from new and existing investors.

HIT Total Returns vs. Benchmark *as of May 31, 2012*



Percent
8
6
4
2
0
2.67%
2.49%
2.33%
7.62%
7.16%
7.12%
6.94%
6.48%
7.12%
7.20%
6.75%
6.72%
6.14%
5.71%
5.72%
YTD
1 Year
3 Year
5 Year
10 Year
AFL-CIO Housing Investment Trust Gross
AFL-CIO Housing Investment Trust Net
Barclays Capital Aggregate Bond Index

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

Stephanie H. Wiggins, Executive Vice President and Chief Investment Officer

NATIONAL OFFICE
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037 202.331.8055

NEW YORK CITY OFFICE
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, NY 10020 212.554.2750

NEW ENGLAND REGIONAL OFFICE
Thomas O'Malley, Director
Paul Barrett, Marketing Director
Ten Post Office Square, Suite 800
Boston, MA 02109 617.850.8071

WESTERN REGIONAL OFFICE
Liz Diamond, Director
Emily Johnstone, Marketing Director
101 California St., Suite 2450
San Francisco, CA 94111 415.433.3044

MIDWEST REGION
Paul Sommers, Marketing Director
937.604.9681

GULF COAST OFFICE
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www.aflcio-hit.com
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